Earnings per Share	12 Months Ended
Mar. 31, 2022
Earnings per share [abstract]
Earnings per Share	Earnings per Share
The basis for calculating basic and diluted earnings per share (“EPS”) (attributable to owners of the Company) is as follows:

	For the Year Ended March 31
	2020	2021	2022
Net profit for the year attributable to owners of the Company:
Net profit for the year attributable to owners of the Company JPY (millions)	¥44,241	¥376,005	¥230,059
Net profit used for calculation of earnings per share JPY (millions)	44,241	376,005	230,059
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [basic]	1,557,204	1,562,006	1,563,501
Dilutive effect (thousands of shares)	9,000	11,531	13,668
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [diluted]	1,566,204	1,573,537	1,577,169

Earnings per share
Basic (JPY)	28.41	240.72	147.14
Diluted (JPY)	28.25	238.96	145.87
Basic EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted average number of ordinary shares outstanding during the year. This calculation excludes the average number of treasury shares. Diluted EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted-average number of ordinary shares outstanding during the year plus the weighted-average number of ordinary shares that would be issued upon conversion of all the dilutive ordinary shares into ordinary shares.
There were 814 thousand shares, 814 thousand shares, and 2,643 thousand shares that are anti-dilutive stock options, and therefore not included in the calculation of diluted EPS for the years ended March 31, 2020, 2021, and 2022, respectively.